COHEN & STEERS EMERGING MARKETS REAL ESTATE FUND, INC.

(the “Fund”)

SUPPLEMENT DATED JANUARY 26, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2011

Capitalized terms used but not defined in this supplement shall have the same meanings as set forth in the Statement of Additional Information (“SAI”).

The Board of Directors of the Fund approved, effective January 1, 2012, the adoption of a shareholder services plan for the Fund’s Class I shares, pursuant to which the Fund pays Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”), a fee at annual rate of up to 0.10% of the average daily net asset value (“NAV”) of the Fund’s Class I shares for shareholder account service and maintenance.

Accordingly, the information in the section titled “SHAREHOLDER SERVICES PLAN” on page 35 of the SAI is replaced with the following:

The Fund has adopted a shareholder services plan, pursuant to which the Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily NAV of the Fund’s Class A shares, up to 0.25% of the average daily NAV of the Fund’s Class C shares and, effective January 1, 2012, up to 0.10% of the average daily NAV of the Fund’s Class I shares for shareholder account service and maintenance. Under this plan, the Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest.

For the fiscal years ended October 31, 2010, the Fund paid fees for expenditures under the shareholder services plan, in the aggregate amount as follows (no fees were payable with respect to the Fund’s Class I shares prior to January 1, 2012):

Class A Shares	$28,013
Class C Shares	$47,730

Under the shareholder service plan, each Fund’s Treasurer reports quarterly the amounts of the payments. During the continuance of the shareholder services plan the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office.

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